UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 11, 2009

(Date of earliest event reported)

BLACK TUSK MINERALS INC.

(Exact Name of Registrant as Specified in Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-52372 (Commission File Number)	20-3366333 (IRS Employer Identification No.)

7425 Arbutus Street, Vancouver, B.C. Canada V6P 5T2

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (778) 999-2575

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

The information set forth under Item 3.02 of this Form 8-K is incorporated by reference in response to this Item 1.01.

Item 3.02	Unregistered Sale of Equity Securities

On September 11, 2009, Black Tusk Minerals Inc. (the “Company”) completed the offer and sale of 115,000 common shares, par value $0.001 per share, of the Company, at a price of $0.20 per share for aggregate gross proceeds of $23,000. The offering of common shares was conducted by the Company in a non-brokered private placement to non-U.S. persons outside the United States pursuant to an exemption from registration available under Rule 903 of Regulation S of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACK TUSK MINERAL INC. (Registrant)

Dated: September 15, 2009	By: /s/ Gavin Roy Gavin Roy President